SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

CrowdGather, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of Principal Executive Offices)

(818) 435-2472
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Websites and Domain Name Acquisition and Transfer Agreement

On May 27, 2008, the Board of Directors of CrowdGather, Inc., (“Registrant”) entered into a Websites and Domain Name Acquisition and Transfer Agreement with Yusuf Mullan.  See Item 2.01 for a description of the agreement.

CrowdGather, Inc. 2008 Stock Option and Award Plan

On May 9, 2008 the Board of Directors of the Registrant approved the CrowdGather, Inc. 2008 Stock Option Plan (the “Plan”). The Plan permits flexibility in types of awards, and specific terms of awards, which will allow future awards to be based on then-current objectives for aligning compensation with increasing long-term shareholder value.

The Board of Directors, acting as a compensation committee (the “Committee”) will generally administer the Plan. The Committee will have full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Plan. In addition, the Committee has the authority to interpret the Plan and the awards granted under the Plan, and establish rules and regulations for the administration of the Plan.

The Committee may delegate certain administrative duties associated with the Plan to the Registrant’s officers, including the maintenance of records of the awards and the interpretation of the terms of the awards. The Committee may also delegate the authority to grant awards to a subcommittee comprised of one or more Board members, or to executive officers of the Registrant, provided that such subcommittee or executive officers cannot be authorized to grant wards to executive officers.

Awards under the Plan may be granted to any person who is (i) an employee of the Registrant, (ii) a non-employee member of the Board of Directors or the board of directors of any Registrant subsidiary, or (iii) a consultant who provides services to the Registrant; provided that stock appreciation rights and non-qualified stock options shall be granted only to persons as to which the Registrant is the “service recipient,” as such term is defined in Section 409A of the Internal Revenue Code.

The Plan will terminate on May 9, 2018, unless all shares available for issuance have been issued, the Plan is earlier terminated by the Board or the Committee, or the Plan is extended by an amendment approved by the Registrant’s shareholders. No awards may be made after the termination date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the Plan prior to the termination date may extend beyond the end of such period through the award’s normal expiration date.

The aggregate number of shares of the common stock authorized for issuance as awards under the Plan is 12,000,000. The maximum aggregate number of shares of common stock subject to stock options, stock appreciation rights, restricted stock or stock unit awards which may be granted to any one participant in any one year under the Plan is 1,000,000.

Under the Plan, the Committee can grant stock options, stock appreciation rights, restricted stock, stock units and performance units. Awards may be granted alone, in addition to, or in combination with any other award granted under the Plan. Subject to the limitations set forth in the Plan, the terms and conditions of each award shall generally be governed by the particular document or agreement granting the award. The terms and conditions set forth in an award agreement may include, as appropriate:

•	deemed issuance date;
•	expiration date;
•	number of shares covered by the award;
•	acceptable means of payment;
•	price per share payable upon exercise;

•	applicable vesting schedule;
•	individual performance criteria;
•	company or group performance criteria;
•	continued employment requirement;
•	transfer restrictions; or
•	any other terms or conditions deemed appropriate by the Committee, in each case not inconsistent with the 2008 Plan.

Stock Options and Stock Appreciation Rights. The holder of an option will be entitled to purchase a number of shares of common stock at an exercise price not less than 100% of the fair market value of a share on the date of grant during a specified time period, as determined by the Committee. The option exercise price shall be paid in cash or in such other form if and to the extent permitted by the Committee, including without limitation by delivery of already owned shares. Other than in connection with a change in the capitalization of the Registrant, the exercise price of an option may not be reduced without shareholder approval.

The holder of a stock appreciation right will be entitled to receive, in cash or stock (as determined by the Committee), value with respect to a specific number of shares equal to or otherwise based on the excess of the market value of a share at the time of exercise over the exercise price of the right.

Restricted Stock and Stock Units. The holder of restricted stock will own shares of common stock subject to restrictions imposed by the Committee and subject to forfeiture to the Registrant if the holder does not satisfy certain requirements (including, for example, continued employment with the Registrant) for a specified period of time. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee, provided that the holder has satisfied certain requirements (including, for example, continued employment with the Registrant until such future date).

Performance Awards.  Performance stock or cash awards may be granted by the Committee at its sole discretion, upon the attainment of performance goals as set by the Committee.  The maximum number of shares that may be granted in any calendar year may not exceed 500,000 shares of common stock; cash awards may not exceed $500,000.

Unless otherwise provided by the Committee, awards under the Plan may only be transferred by will or the laws of descent and distribution. The Committee may permit further transferability pursuant to conditions and limitations that it may impose, except that no transfers for consideration will be permitted.

In the event of any stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization or any similar event, the Committee is entitled to appropriately and equitably adjust the number and kind of shares or other securities which are subject to the Plan or subject to any award under the Plan.

Subject to any restrictive terms which may be set forth in award agreements, in the event the Registrant is a party to a merger or other reorganization, outstanding awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Registrant (if the Registrant is a surviving corporation) for accelerated vesting and accelerated expiration, or for settlement in cash.

The Board may generally amend or terminate the Plan as determined to be advisable. Shareholder approval may also be required for certain amendments pursuant to the Internal Revenue Code, the rules of any market in which the Registrant participates, or rules of the Securities and Exchange Commission. No amendment or alteration of the Plan may be made which would impair the rights of any participant under any outstanding award, without such participant’s consent, provided that no consent is required with respect to any amendment or alteration if the Committee determines that such amendment or alteration is either:

•	required or advisable in order for the Registrant, the Plan or the award to satisfy any law or regulation or to meet the requirements of any accounting standard, or
•	not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated.

A copy of the Plan is attached as Exhibit 10.1 to this report and is incorporated herein. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

As of June 23, 2008, the Registrant has granted an aggregate total  of 2,650,000 options to purchase shares of its common stock to several of its employees.  The options covered by each grant vest as follows: 1/8 of total vests after 180 days after grant; remaining to vest at the rate of 1/16 of the total every 90 days thereafter, over 4 years.  The options granted expire 10 years after the date of grant.

The options have been granted as follows.  From May 9, 2008 to May 23, 2008, we granted an aggregate of 1,600,000 options with an exercise price of $1.00 per share to ten individuals.  From June 4, 2008 to June 16, 2008, we granted an aggregate of 650,000 options with an exercise price of $1.25 per share to four individuals.  On June 20, 2008, we granted 400,000 options with an exercise price of $1.49 per share to one individual. Options held by the Registrant’s executive personnel have been set forth in Item 5.02, below.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 27, 2008, the Registrant entered into and closed a Websites and Domain Name Acquisition and Transfer Agreement with Yusuf Mullan to acquire certain websites and domain names for $170,000.  This purchase included software, data and programming code, user lists, databases, domain names and name registrations, goodwill, and the rights to enforce future infringement.  The websites ngemu.com and pcs.net were purchased along with the domain names: aldostools.com, ngemu.com, emuforums.com, psxemu.com, and pcsx.net.   The agreement is attached hereto as exhibit 10.2.  This brief description of the agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the agreement as attached.

Item 3.02 Unregistered Sales of Equity Securities.

On June 20, 2008, we sold 420,000 shares of our common stock to one investor in exchange for $420,000 or $1.00 per share. The shares were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 5 of that act and Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

On the dates set forth above in Item 1.01, the options to purchase shares of the Registrant’s common stock were granted to the individuals set forth below, all of whom are currently employees of the Registrant.  The options were granted in transaction which we believe satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of  Section 4(2) of that act.

Item 5.02. Appointment and Resignation of Principal Officers and Directors; Compensatory Arrangements of Certain Officers.

On May 9, 2008 the Board of Directors of the Registrant adopted the CrowdGather, Inc. 2008 Stock Option Plan (“Plan”) as described herein.  The Plan is attached hereto as an exhibit. On that same date, the Board of Directors granted options to individuals who are, as of the date of this report, the Registrant’s executives as set forth in Item 3.02 above, namely, to Messrs. Sabnani, Singh, Munoz and Ms. Myerson.

On June 16, 2008, the Board of Directors of the Registrant appointed the following officers: Gaurav Singh as Vice President of Operations and Finance; Fernando Munoz as Vice President of Technology; and Zoe Myerson as Vice President of Worldwide Sales.

Gaurav Singh. Mr. Singh, 31, began working with the Registrant in April 2008 and was appointed to his current position as Vice President of Operations and Finance in June 2008.  Prior to that, Mr. Singh was the director of finance for MD Synergy LLC from 2007 to 2008; from 2002 to 2006, he was controller, and then administrator for Specialty Surgical Center. Mr. Singh holds a masters degree in business administration from the Anderson School at UCLA, earned in 2002, and a bachelors degree in business studies from the Delhi University, earned in 1997. Mr. Singh is not an officer or director of any other reporting company.  Mr. Singh will receive a salary of $140,000 annually.  He was granted 200,000 shares of the Registrant’s common stock upon joining the Registrant, and options to purchase 400,000 shares of the Registrant’s common stock at $1.00 per share.

Fernando Munoz. Mr. Munoz, 49, was appointed as the Registrant’s vice president for technology in June 2008.  Mr. Munoz is a seasoned Information Systems Engineer with more than 20 years’ experience in the computer sciences field.  Before moving to the United States in 1990, Munoz co-founded and served as CTO at Vecom Computacion Ltda. In 1999, Mr. Munoz became the Vice President of Digital Media with Lionsgate Entertainment, implementing the first industry digital assets management system.  In 2004, Mr. Munoz went on to co-found the Digital Agency Group Inc. which focused on Internet marketing for major Los Angeles film studios, where he remained until 2007.  Since that time Mr. Munoz has served as a technology consultant for Corning Inc., Price Pfister Inc., Wedding Solutions and IBM. Mr. Munoz was awarded a bachelors in system engineering from the Universidad Santa Maria, and in 1985, was awarded a liberal arts degree.   Mr. Munoz is not an officer or director of any other reporting company. Mr. Munoz is expected to receive an annual salary of $145,000.  In May 2009, he was granted the option to purchase 400,000 shares of the Registrant’s common stock at $1.00 per share.

Reference is made to the Registrant’s press release dated June 17, 2008, filed hereto as exhibit 99.1.

Zoe Myerson. Ms. Myerson, 55 was appointed as the Registrant’s Vice President of Worldwide Sales. From 2006 to the present, Ms. Myerson served as the director of recruiting West Coast for DRS Recruiting. Her career in sales and marketing for a variety of dynamic enterprises spans over twenty-five years.  Most recently, from 2005 to 2006, she was the director of sales for 411 Web Interactive; from 2003 to 2005, she was vice president for sales for Chief Executive Magazine; from 2001 to 2003, she was vice president for sales for Voice Web Corporation. Ms. Myerson has received specialized education in sales, sales training and in marketing.  In 1974, Ms. Myerson earned her bachelors degree in graphic design and psychology from American University. Ms. Myerson is not an officer or director of any other reporting company.  Ms. Myerson is expected to receive an annual salary of $160,000.  On June 11, 2008, Ms. Myerson was granted options to purchase 400,000 shares of the Registrant’s common stock at $1.25 per share.

Reference is made to the Registrant’s press release dated June 19, 2008, filed hereto as exhibit 99.2.

Sanjay Sabnani.  Mr. Sabnani, is the Registrants Chief Executive Officer and director.  On June 20, 2008, we granted 400,000 options with an exercise price of $1.49 per share to Sanjay Sabnani.  These options have the same features as described in Item 1.01 as set forth above.

Item 8.01 Other Events.

On May 9, 2008 the Board of Directors of the Registrant adopted the CrowdGather, Inc. 2008 Stock Option Plan (“Plan”).  The Plan is attached hereto as an exhibit.

Reference is made to the Registrant’s press release dated June 17, 2008, filed hereto as exhibit 99.1, and the press release dated June 19, 2008, as exhibit 99.2.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

10.1	2008 Stock Option Plan
10.2	Website and Domain Name Acquisition Agreement
99.1	Press Release dated June 17, 2008
99.2	Press Release dated June 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: June 23, 2008	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer